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Exhibit 10.53


                             STOCK OPTION AGREEMENT
                                       OF
                            RIM SEMICONDUCTOR COMPANY

         STOCK OPTION AGREEMENT (this "Agreement") entered into as of the 31st day of August, 2006, between RIM SEMICONDUCTOR COMPANY, a Utah corporation (the "Corporation"), and DAVID WOJCIK (the "Optionee," which term as used herein shall be deemed to include any successor to the Optionee by will or by the laws of descent and distribution, unless the context shall otherwise require).

         The Board of Directors of the Corporation approved the issuance to the Optionee, effective as of the date set forth above, of a nonqualified stock option to purchase up to an aggregate of 3,500,000 shares of the common stock, par value $.001 per share, of the Corporation (the "Common Stock"), at an exercise price of $0.158 per share (the "Option Price"), upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual premises and undertakings hereinafter set forth, the parties hereto agree as follows:

         1. OPTION; OPTION PRICE. The Board of Directors hereby grants as of the date of this Agreement to the Optionee the option (the "Option") to purchase, subject to the terms and conditions of this Agreement 3,500,000 shares of the Common Stock of the Corporation at an exercise price per share equal to the Option Price.

         2. TERM. The term (the "Option Term") of the Option shall commence on the date of this Agreement and shall terminate on August 31, 2016 unless such Option shall theretofore have been terminated in accordance with the terms hereof.

         3. VESTING.

         (a) Subject to the provisions of Sections 5 and 8 hereof, the Option shall vest and become exercisable in 32 installments as described in this Section, provided that the Option has not earlier terminated as provided in
Section 4 hereof. Subject to the foregoing, the first two such installments shall vest the Option with respect to 291,670 shares each on December 1, 2006 and March 1, 2007, respectively, and the remainder of the Option shall vest in 30 equal installments of 97,222 shares each on the first of each month commencing April 1, 2007.

         (b) Notwithstanding the provisions of Section 3(a) hereof, the Option shall become fully vested and shall become immediately exercisable with respect to all shares subject to the Option, subject to the provisions hereof, immediately following a Change of Control (as hereinafter defined) of the Corporation. For purposes of this Agreement and the Option, a "Change of Control" shall have occurred if (i) the Corporation is merged or consolidated or reorganized into or with another corporation, and as result of such merger, consolidation, or reorganization, (A) less than a majority of the combined voting power of the then-outstanding securities of such corporation or entity immediately after such transaction is held in the aggregate by the holders of Voting Stock (as hereafter defined) of the Corporation immediately prior to such transaction, or (B) the holder of Voting Stock of the Corporation immediately prior to such transaction hold such securities in substantially different

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proportions as the Voting Stock was held immediately prior to such transaction and, as a result of such transaction, one holder acquires a majority of the combined voting power of the then-outstanding securities; (ii) the Corporation sells or otherwise transfers all or substantially all of its assets to any other corporation or legal person in which (A) less than a majority of the combined voting power of the then-outstanding securities of such corporation or legal person immediately after such sale or transfer is held in the aggregate by the holders of the Voting Stock of the Corporation immediately prior to such sale or transfer, or (B) the combined voting power of the then-outstanding securities of such corporation or legal person immediately after such sale or transfer is held in substantially different proportions as the Voting Stock was held immediately prior to such transaction and, as a result of such transaction, one holder acquires a majority of the combined voting power of the then-outstanding securities, (iii) if during any period of twenty-four (24) months following a merger, tender offer, consolidation, sale of a majority of the Voting Stock in one transaction (or a series of related transactions), sale of assets, or contested election, at least a majority of the Board of Directors of the Corporation shall cease to be "Continuing Directors." For purposes of this
Section 3(b), "Continuing Directors" shall mean directors of the Corporation prior to such transaction or who subsequently became directors and whose election or nomination for election by the stockholders of the Corporation was approved by a vote of at least two-thirds (2/3) of the directors then still in office prior to such transaction. The term "Voting Stock" shall mean, for purposes of this Section 3(b), the then-outstanding securities entitled to vote generally in the election of directors of the Corporation.

         (c) [NOTWITHSTANDING THE PROVISIONS OF SECTION 3(A) HEREOF, THE OPTION SHALL BECOME FULLY VESTED AND SHALL BECOME IMMEDIATELY EXERCISABLE WITH RESPECT TO ALL SHARES SUBJECT TO THE OPTION, SUBJECT TO THE PROVISIONS HEREOF, IMMEDIATELY FOLLOWING THE TERMINATION BY THE CORPORATION OF OPTIONEE'S EMPLOYMENT WITHOUT "GOOD CAUSE" (AS DEFINED IN THE EMPLOYMENT AGREEMENT, DATED THE DATE HEREOF, BETWEEN THE CORPORATION AND OPTIONEE) OR OPTIONEE'S RESIGNATION FROM EMPLOYMENT WITH THE CORPORATION FOR "GOOD REASON" (AS DEFINED IN HIS EMPLOYMENT AGREEMENT).]

         (d) Subject to the provisions of Sections 5 and 8 hereof, the shares as to which the Option is exercisable may be purchased at any time prior to the expiration or termination of the Option.

         4. TERMINATION OF OPTION.

         (a) The unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                  (i) thirty (30) days after the date that the Optionee ceases to be an employee of the Corporation regardless of the reason therefor other than as a result of death or Permanent Disability of Optionee;

                  (ii) three (3) months after the date that Optionee ceases to be an employee of the Corporation by reason of death or Permanent Disability of Optionee, the termination by the Corporation of Optionee's employment without "Good Cause" or Optionee's resignation from employment with the Corporation for "Good Reason"; or


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                  (iii) the expiration date of the term of the Option.

         (b) "Permanent Disability" means that Optionee becomes physically or mentally incapacitated or disabled so that Optionee is unable to perform substantially the same services as Optionee performed prior to incurring such incapacity or disability (the Corporation, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Corporation and Optionee), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Board of Directors.

         5. PROCEDURE FOR EXERCISE.

         (a) Subject to the requirements of Section 8, the Option may be exercised, from time to time, in whole or in part (but for the purchase of a whole number of shares only), by delivery of a written notice (the "Notice") from the Optionee to the Secretary of the Corporation, which Notice shall:

                  (i) state that the Optionee elects to exercise the Option;

                  (ii) state the number of shares with respect to which the Option is being exercised (the "Optioned Shares");

                  (iii) state the date upon which the Optionee desires to consummate the purchase of the Optioned Shares (which date must be prior to the termination of such Option and no later than thirty (30) days after the date of receipt of such Notice);

                  (iv) include any representations of the Optionee required under Section 8(c); and

                  (v) if the Option shall be exercised pursuant to Section 9 by any person other than the Optionee, include evidence to the satisfaction of the Board of Directors of the right of such person to exercise the Option.

         (b) Payment of the Option Price for the Optioned Shares shall be made
(i) in U.S. dollars by personal or company check, bank draft or money order payable to the order of the Corporation or by wire transfer, (ii) by converting all or part of the Option into Optioned Shares pursuant to Section 5(d) hereof, or (iii) by delivery of such other consideration as the Board of Directors may deem acceptable.

         (c) The Corporation shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 9) for the Optioned Shares as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares under Section 5(b)(i) or (iii).


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         (d) If Optionee makes the election under Section 5(b)(ii) in the
Notice, the Corporation shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 9) (without payment by such person or any cash or other consideration) for that number of Optioned Shares equal to the DIFFERENCE of (i) the total number of Optioned Shares into which the Option is exercised MINUS
(ii) that number of Optioned Shares having an aggregate Spread (as defined herein) equal to the aggregate Option Price due for the Optioned Shares into which the Option is then being exercise. For purposes of this Section 2, "SPREAD" shall be the difference, as of the date of exercise, between the Option Price and the fair market value of an Option Share, multiplied by the applicable number of Optioned Shares.

         6. NO RIGHTS AS A STOCKHOLDER. The Optionee shall have no rights as a stockholder of the Corporation with respect to any Optioned Shares until the date the Optionee or, if Optionee is a natural person, his nominee (which, for purposes of this Agreement, shall include any third party agent selected by the Board of Directors to hold such Optioned Shares on behalf of the Optionee), guardian or legal representative is the holder of record of such Optioned Shares.

         7. ADJUSTMENTS.

         (a) If at any time while the Option is outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend, stock split, combination of shares or through any recapitalization resulting in a stock split-up, spin-off, combination or exchange of shares of Common Stock, then and in each such event appropriate adjustment shall be made in the number of shares and the exercise price per share covered by the Option, so that the same proportion of the Corporation's issued and outstanding shares of Common Stock shall remain subject to purchase at the same aggregate exercise price.

         (b) Except as otherwise expressly provided herein, the issuance by the Corporation of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of shares of Common Stock covered by the Option.

         (c) Without limiting the generality of the foregoing, the existence of the Option shall not affect in any manner the right or power of the Corporation to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business; (ii) any merger or consolidation of the Corporation; (iii) any issue by the Corporation of debt securities, or preferred or preference stock that would rank above the shares of Common Stock covered by the Option; (iv) the dissolution or liquidation of the Corporation; (v) any sale, transfer or assignment of all or any part of the assets or business of the Corporation; or
(vi) any other corporate act or proceeding, whether of a similar character or otherwise.


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         (d) If the Corporation shall consummate any merger, consolidation, business combination or other reorganization in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash and/or other consideration (including a different number of shares of Common Stock) (collectively, a "Reorganization"), this Option shall thereafter be exercisable, in accordance with this Agreement, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to this Option immediately prior to such Reorganization, and any adjustments will be made to the terms of this Option, and this Agreement, in the sole discretion of the Corporation as it may deem appropriate to give effect to the Reorganization.

         8. ADDITIONAL PROVISIONS RELATED TO EXERCISE.

         (a) The Option shall be exercisable only in accordance with this Agreement, including the provisions regarding the period when the Option may be exercised and the number of shares of Common Stock that may be acquired upon exercise.

         (b) The Option may not be exercised as to less than one hundred (100) shares of Common Stock at any one time unless less than one hundred (100) shares of Common Stock remain to be purchased upon the exercise of the Option.

         (c) To exercise the Option, the Optionee shall follow the provisions of
Section 5 hereof. Upon the exercise of the Option at a time when there is not in effect a registration statement under the Securities Act of 1933, as amended (the "Securities Act") relating to the shares of Common Stock issuable upon exercise of the Option, the Board of Directors in its discretion may, as a condition to the exercise of the Option, require the Optionee (i) to represent in writing that the shares of Common Stock received upon exercise of the Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed appropriate by counsel to the Corporation or any underwriters or prospective underwriters (including lock-up options). Subject to the Corporation's compliance with
Section 9(b) hereof, no Option may be exercised and no shares of Common Stock shall be issued and delivered upon the exercise of the Option unless and until the Corporation and/or the Optionee shall have complied with all applicable federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

         (d) Stock certificates representing shares of Common Stock acquired upon the exercise of the Option that have not been registered under the Securities Act shall, if required by the Board of Directors, bear the following legend:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."


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         (e) The exercise of each Option and the issuance of shares in connection with the exercise of an Option shall, in all cases, be subject to the satisfaction of withholding tax or other withholding liabilities.

         9. RESTRICTION ON TRANSFER.

         (a) The Option may not be assigned or transferred (which shall be deemed to include with respect to an Optionee that is an entity a reorganization or merger or consolidation with any other person, entity or corporation) except, if Optionee is a natural person, by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code, and may be exercised during the lifetime or existence of the Optionee, as applicable, only by the Optionee or, if Optionee is a natural person, the Optionee's guardian or legal representative or assignee pursuant to a qualified domestic relations order. If the Optionee (who is a natural person) dies, the Option shall thereafter be exercisable, during the period specified in Section 4(a), by his executors or administrators or by a person who acquired the right to exercise the Option by bequest or inheritance to the full extent to which the Option was exercisable by the Optionee at the time of his death. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment or transfer of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

         (b) The Corporation will use its best efforts to ensure that the shares of Common Stock issuable upon exercise of the Option become registered for resale under federal securities laws on a Form S-8 registration statement (or similar form) no later than February 28, 2007.

         10. NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if (i) personally delivered, (ii) sent by nationally-recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                  if to the Optionee, to the address set forth on the signature page hereto; and

                  if to the Corporation, to:

                           Rim Semiconductor Company
                           305 N.E. 102nd Avenue, Suite 105
                           Portland, Oregon  97220
                           Attention:  Secretary

or to such other address as the party to whom notice is to be given may have furnished to each other party in writing in accordance herewith. Any such communication shall be deemed to have been given (i) when delivered, if personally delivered, (ii) on the first Business Day (as hereinafter defined) after dispatch, if sent by nationally-recognized overnight courier and (iii) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail. As used herein, "Business Day" means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.


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         11. NO WAIVER. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

         12. OPTIONEE UNDERTAKING. The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Corporation or its counsel may in their reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement.

         13. MODIFICATION OF RIGHTS. The rights of the Optionee are subject to modification and termination in certain events as provided in this Agreement.

         14. AMENDMENTS. The Board of Directors may, insofar as permitted by applicable law, rule or regulation, from time to time suspend or discontinue this Agreement or revise or amend it in any respect whatsoever, and this Agreement as so revised or amended will govern the Option hereunder; PROVIDED, HOWEVER, that no such revision or amendment shall alter, impair or diminish any rights or obligations under the Option without the written consent of the Optionee.

         15. AUTHORITY OF ADMINISTERING BODY.

         (a) Subject to the express provisions of this Agreement, the Board of Directors shall have the power to interpret and construe this Agreement, to determine all questions arising hereunder, and otherwise to carry out the terms of this Agreement. The interpretation and construction by the Board of Directors of any provisions of this Agreement shall be conclusive and binding. Any action taken by, or inaction of, the Board of Directors relating to this Agreement shall be within the absolute discretion of the Board of Directors and shall be conclusive and binding upon Optionee. Subject only to compliance with the express provisions hereof, the Board of Directors may act in its absolute discretion in matters related to this Agreement and the Option.

         (b) Notwithstanding anything to the contrary in Section 4, the Board of Directors may in its discretion designate shorter or longer periods to exercise the Option after termination of Optionee's position with the Corporation; PROVIDED, HOWEVER, that any shorter periods determined by the Board of Directors shall be effective only if such shorter period is agreed to in writing by Optionee.

         16. INFORMATION TO OPTIONEE.

         (a) The Board of Directors in its sole discretion shall determine what, if any, financial and other information shall be provided to Optionee and when such financial and other information shall be provided after giving consideration to applicable federal and state laws, rules and regulations, including without limitation applicable federal and state securities laws, rules and regulations.

         (b) Optionee hereby agrees that any financial and other information provided to Optionee by the Corporation is confidential and Optionee shall maintain the confidentiality of such financial and other information, shall not


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disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Common Stock. Optionee expressly acknowledges that the number of shares exercisable under options granted hereunder, and the terms thereof, shall be confidential. The Board of Directors may impose other restrictions on the access to and use of such confidential information and may require Optionee to further acknowledge the Optionee's obligations under this Section (which acknowledgment shall not be a condition to the Optionee's obligations under this Section 16).

         (c) Notwithstanding the terms of Section 16(b), Optionee's obligation not to disclose such confidential information and the terms of the Option shall not apply to any information after it becomes generally available to the public through no fault of Optionee.

         17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Utah applicable to contracts made and to be wholly performed therein.

         18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         19. ENTIRE AGREEMENT. This Agreement constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all previously written or oral negotiations, commitments, representations and agreements with respect thereto.


                            [SIGNATURE PAGE FOLLOWS]


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                                    RIM SEMICONDUCTOR COMPANY



                                    By:    /S/ BRAD KETCH
                                       -----------------------------------------
                                           Brad Ketch
                                           President and Chief Executive Officer





                                    OPTIONEE:


                                         /S/ DAVID WOJCIK
                                    --------------------------------------------
                                             David Wojcik

                                    Address:  __________________________________
                                              __________________________________
                                              __________________________________


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                               NOTICE OF EXERCISE
                                      UNDER
                             STOCK OPTION AGREEMENT


To:      Rim Semiconductor Company (the "Corporation")
From:    _________________________
Date:    _________________________

         Pursuant to the Stock Option Agreement (the "Agreement") between the Corporation and the undersigned effective August 31, 2006 the undersigned hereby exercises the Option as follows:

--------------------------------------------------------------------------------
Number of shares of Common Stock the undersigned wishes to purchase under the Option
--------------------------------------------------------------------------------
Exercise Price per share                                                 $0.158
--------------------------------------------------------------------------------
Total Exercise Price                                                     $
--------------------------------------------------------------------------------
Vested shares (pursuant to Section 3 of the Agreement))
--------------------------------------------------------------------------------
Number of shares the undersigned has previously purchased by exercising the Option
--------------------------------------------------------------------------------
Expiration Date of the Option                                   August 31, 2016
--------------------------------------------------------------------------------

         The undersigned hereby represents, warrants, and covenants to the Corporation that:

         a. The undersigned is acquiring the Common Stock for its own account, for investment, and not for distribution or resale, and will make no transfer of such Common Stock except in compliance with applicable federal and state securities laws and in accordance with the provisions of the Agreement.

         b. The undersigned can bear the economic risk of the investment in the Common Stock resulting from this exercise of the Option, including a total loss of its investment.

         c. The undersigned is experienced in business and financial matters and am capable of (i) evaluating the merits and risks of an investment in the Common Stock; (ii) making an informed investment decision regarding exercise of the Option; and (iii) protecting my interests in connection therewith.

         d. The undersigned has had a reasonable opportunity to conduct such investigation as it deemed necessary for the purpose of making the decision to invest in the Common Stock. The undersigned has had a reasonable opportunity to ask questions of and receive answers from the Corporation concerning the operations, affairs and financial condition of the Corporation.

         The undersigned acknowledges that it must pay the exercise price in full and make appropriate arrangements for the payment of all federal, state and local tax withholdings due with respect to the Option exercised herein, before the stock certificate evidencing the shares of Common Stock resulting from this exercise of the Option will be issued to the undersigned.


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         Attached in full payment of the exercise price for the Option exercised herein is a check made payable to the Corporation in the amount of $____________.


                                             ___________________________________
                                             OPTIONEE


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